Exhibit 99.1

EnerNOC Reports First Quarter 2013 Financial Results

BOSTON, MA, May 6, 2013 – EnerNOC, Inc. (NASDAQ: ENOC) (the “Company”), a leading provider of energy intelligence software and related solutions, today announced financial results for the first quarter ended March 31, 2013.

“In Q1 2013, we grew our year-over-year revenue by approximately 35%, continued to generate strong cash flow from operations, and released several new products and features that helped us secure new demand response opportunities and win approximately 100 new EfficiencySMART and SupplySMART contracts during the quarter,” said Tim Healy, Chairman and CEO of EnerNOC. “In addition, we continued to bolster our leadership ranks with proven technology veterans and make investments that will help propel EnerNOC’s next phase of growth. For the current year, we are reiterating our annual guidance for revenue of $360 million to $400 million, earnings per share of $0.60 to $0.85, and adjusted EBITDA of $62 million to $77 million.”

Financial Summary

(In thousands, except percentages and per share amounts)	Q1 2013	Q1 2012	% Increase (Decrease)
Revenue	$32,850	$24,450	34.4%
Net Income (Loss)
GAAP	$(30,537)	$(27,713)	(10.2%)
Non-GAAP*	$(24,039)	$(22,499)	(6.8%)
Adjusted EBITDA*	$(18,507)	$(18,582)	0.4%
Diluted Net Income (Loss) per Share (EPS)
GAAP	$(1.12)	$(1.06)	(5.7%)
Non-GAAP*	$(0.88)	$(0.86)	(2.3%)
Cash Flow From Operations	$6,780	$(188)	n/a
Free Cash Flow*	$(2,158)	$(3,741)	42.3%

*	Refer to the section below titled “Use of Non-GAAP Financial Measures” for non-GAAP definitions and the financial schedules attached to this press release for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures

First Quarter 2013 Operating Metrics & Financial Highlights

•	Grew Q1 2013 trailing twelve month EfficiencySMART, SupplySMART, and Other revenues by 23% year-over-year, to over $34 million.

•	Grew Q1 2013 trailing twelve month international revenues by 159% year-over-year, to over $39 million.

•	Ended Q1 2013 with the following DemandSMART statistics:

•	6,000+ commercial, institutional, and industrial customers;

•	14,000+ commercial, institutional, and industrial sites;

•	24,000 MW – 27,000 MW of Peak Load Under Management, of which 30% to 35% was curtailable.

•	Ended Q1 2013 with the following EfficiencySMART statistics:

•	100+ commercial, institutional, and industrial EfficiencySMART Insight customers;

•	2,000+ commercial, institutional, and industrial EfficiencySMART Insight sites.

Other Recent Highlights

•	Signed new utility contracts with:

•	PacifiCorp to provide 185 megawatts of agricultural demand response, the largest agricultural demand response contract in Company history; and

•	Southern California Edison, an extension of an existing EfficiencySMART contract.

•	Added Neil Moses as Chief Financial Officer and Fielder Hiss as Vice President of Product Management.

•	Added Jim Baum and Peter Gyenes to EnerNOC’s Board of Directors.

•	Entered into a new credit facility with up to $70 million of borrowing ability, an expansion of $20 million over our previous credit facility.

•	Launched new products and features, including:

•	A new DemandSMART Predictor application for New England;

•	A new EfficiencySMART Executive Dashboard;

•	Enhanced EfficiencySMART data analytics and reporting features for industrial customers; and

•	A new wireless mesh data capture and communication system that extends the reach and performance of the EnerNOC Site Server.

Financial Outlook

EnerNOC is issuing guidance for the second quarter and full year 2013 as follows:

Second Quarter 2013:

Current Guidance (5/06/2013)
Total revenue	$32 m - $38 m
GAAP net loss per basic and diluted share	($1.20 - $1.35)
Non-GAAP net loss per basic and diluted share	($0.97 - $1.12)
Basic and diluted weighted average shares outstanding	27.9 m
Adjusted EBITDA	($20 m - $25 m)
Stock-based compensation expense	~$4.5 m
Amortization of acquisition related intangibles expense	~$1.8 m
Depreciation expense	~$5.5 m
Interest and other expense, net	$0.2 m - $1.0 m
Provision for income taxes	~$0.5 m

Full Year 2013:

	Current Guidance (5/06/2013)	Prior Guidance (2/13/2013)
Total revenue	$360 m - $400 m	$360 m - $400 m
GAAP net income per diluted share	$0.60 - $0.85	$0.60 - $0.85
Non-GAAP net income per diluted share	$1.39 - $1.71	N/A
Diluted weighted average shares outstanding	29.0 m	29.0 m
Adjusted EBITDA	$62 m - $77 m	$62 m - $77 m
Stock-based compensation expense	$16 m - $18 m	$13 m - $15 m
Amortization of acquisition related intangibles expense	~$7 m	~$7 m
Depreciation expense	$18 m - $21 m	$21 m - $24 m
Interest and other expense, net	$0.5 m - $1.5 m	$0.5 m - $1.5 m
Provision for income taxes	$3 m - $5 m	$3 m - $5 m

These statements are forward-looking and actual results may differ materially. These statements are based on information available as of May 6, 2013, and the Company assumes no obligation to publicly update or revise its financial outlook. Investors are reminded that actual results may differ from these estimates for the reasons described below and in the Company’s filings with the Securities and Exchange Commission.

Webcast Reminder

The Company will host a live webcast and conference call today, May 6, 2013 at 5:00 p.m., Eastern Time, to discuss the Company’s first quarter 2013 operating results, as well as other forward-looking information about the Company’s business. Visit the Investor Relations section of EnerNOC’s website at http://investor.enernoc.com/webcasts.cfm for a live webcast of the conference call. Domestic callers may access the earnings conference call by dialing 877-837-3911 (International callers, dial 973-796-5063). Please access the website at least 15 minutes prior to the call to register, download, and install any necessary audio software. A replay of the conference call will be available on the Company’s website noted above or by phone (dial 855-859-2056 and enter the pass code 55450098) until May 13, 2013 and the webcast will be archived on EnerNOC’s website for a period of twelve months.

About EnerNOC

EnerNOC is a leading provider of energy intelligence software and related solutions. EnerNOC unlocks the full value of energy management for utility and commercial, institutional, and industrial (C&I) customers by delivering a comprehensive suite of demand-side management services that reduce real-time demand for electricity, increase energy efficiency, improve energy supply transparency in competitive markets, and mitigate emissions. EnerNOC’s Utility Solutions™ offerings, which include both implementation and consulting services, are helping hundreds of utilities and grid operators worldwide meet their demand-side management objectives. EnerNOC serves thousands of commercial, institutional, and industrial customers worldwide through a suite of energy management applications including: DemandSMART™, comprehensive demand response; EfficiencySMART™, continuous energy savings; and SupplySMART™, energy price and risk management. EnerNOC’s Network Operations Center (NOC) offers 24x7x365 customer support. For more information, visit www.enernoc.com.

Safe Harbor Statement

Statements in this press release regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including, without limitation, statements relating to the Company’s future financial performance on both a GAAP and non-GAAP basis, the outcome of the strategic investments that the Company has made and expects to continue to make and the future growth and success of the Company’s energy intelligence software, services and products, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors referred to under the section “Risk Factors” in EnerNOC’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as well as other documents that may be filed by EnerNOC from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. EnerNOC is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

To supplement the financial measures presented in EnerNOC’s press release and related conference call or webcast in accordance with accounting principles generally accepted in the United States (“GAAP”), EnerNOC also presents non-GAAP financial measures relating to non-GAAP net income (loss), non-GAAP net income (loss) per share, adjusted EBITDA, and free cash flow.

A “non-GAAP financial measure” refers to a numerical measure of the Company’s historical or future financial performance, financial position, or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. EnerNOC provides the non-GAAP measures listed above as additional information relating to EnerNOC’s operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered measures of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies.

The non-GAAP measures used in this press release and related conference call or webcast differ from GAAP in that they exclude expenses related to stock-based compensation, amortization expense related to acquisition-related intangible assets, as well as in certain measures, the related impact of these adjustments on the provision for income taxes. In addition, investors should note the following:

•

EnerNOC defines “non-GAAP net income (loss)” as net income (loss) before expenses related to stock-based compensation and amortization expenses related to acquisition-related intangible assets, net of related tax effects.

•	EnerNOC defines “Adjusted EBITDA” as net loss, excluding depreciation, amortization, stock-based compensation,

interest, income taxes and other income (expense). Adjusted EBITDA eliminates items that are either not part of the Company’s core operations or do not require a cash outlay, such as stock-based compensation. Adjusted EBITDA also excludes depreciation and amortization expense, which is based on the Company’s estimate of the useful life of tangible and intangible assets. These estimates could vary from actual performance of the asset, are based on historic cost incurred to build out the Company’s deployed network, and may not be indicative of current or future capital expenditures.

•

EnerNOC defines “free cash flow” as net cash provided by (used in) operating activities less capital expenditures. EnerNOC defines “capital expenditures” as purchases of property and equipment, which includes capitalization of internal-use software development costs.

EnerNOC’s management uses these non-GAAP measures when evaluating the Company’s operating performance and for internal planning and forecasting purposes. EnerNOC’s management believes that such measures help indicate underlying trends in the Company’s business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance. For example, EnerNOC’s management considers non-GAAP net loss or income to be an important indicator of the overall performance of the Company because it eliminates certain of the more significant effects of its acquisitions and related activities and non-cash compensation expenses. In addition, EnerNOC’s management considers adjusted EBITDA to be an important indicator of the Company’s operational strength and performance of its business and a good measure of the Company’s historical operating trend. Moreover, EnerNOC’s management considers free cash flow to be an indicator of the Company’s operating trend and performance of its business.

EnerNOC, Inc.

SELECTED FINANCIAL INFORMATION

(in thousands, except share and per share data)

EnerNOC, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended March 31,
	2013	2012
Revenues:
DemandSMART	$24,489	$17,723
EfficiencySMART, SupplySMART and other	8,361	6,727

Total revenues	32,850	24,450
Cost of revenues	22,197	18,562

Gross profit	10,653	5,888
Operating expenses:
Selling and marketing	15,653	13,225
General and administrative	20,121	16,929
Research and development	4,820	3,804

Total operating expenses	40,594	33,958

Loss from operations	(29,941)	(28,070)
Other income, net	67	1,233
Interest expense	(313)	(480)

Loss before income tax	(30,187)	(27,317)
Provision for income tax	(350)	(396)

Net loss	$(30,537)	$(27,713)

Net loss per common share (basic and diluted)	$(1.12)	$(1.06)

Weighted average number of common shares used in computing basic and diluted net loss per common share	27,366,612	26,251,322

Condensed Consolidated Balance Sheets

(Unaudited)

	March 31, 2013	December 31, 2012
ASSETS
Current assets
Cash and cash equivalents	$114,827	$115,041
Restricted cash	27	9
Trade accounts receivable, net of allowance for doubtful accounts of $410 and $487 at March 31, 2013 and December 31, 2012, respectively	26,968	35,208
Unbilled revenue	18,697	45,269
Capitalized incremental direct customer contract costs	15,855	10,226
Deposits	691	2,296
Prepaid expenses, deposits and other current assets	6,730	4,640

Total current assets	183,795	212,689
Property and equipment, net of accumulated depreciation of $72,760 and $67,909 at March 31, 2013 and December 31, 2012, respectively	41,991	32,592
Goodwill	79,562	79,505
Customer relationship intangible assets, net	20,367	21,709
Other definite-lived intangible assets, net	3,527	3,915
Capitalized incremental direct customer contract costs, long-term	3,340	3,929
Deposits and other assets	762	826

Total assets	$333,344	$355,165

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$8,599	$3,976
Accrued capacity payments	32,159	49,258
Accrued payroll and related expenses	11,807	13,044
Accrued expenses and other current liabilities	11,230	8,978
Accrued performance adjustments	787	685
Deferred revenue	32,263	20,063

Total current liabilities	96,845	96,004
Deferred acquisition consideration	541	533
Accrued acquisition contingent consideration	455	431
Deferred tax liability	4,594	4,222
Deferred revenue	10,630	11,837
Other liabilities	5,470	2,116
Stockholders’ equity
Undesignated preferred stock, $0.001 par value; 5,000,000 shares authorized; no shares issued	—	—
Common stock, $0.001 par value; 50,000,000 shares authorized, 29,999,979 and 29,019,923 shares issued and outstanding at March 31, 2013 and December 31, 2012, respectively	30	29
Additional paid-in capital	349,484	344,137
Accumulated other comprehensive loss	(726)	(702)
Accumulated deficit	(133,979)	(103,442)

Total stockholders’ equity	214,809	240,022

Total liabilities and stockholders’ equity	$333,344	$355,165

EnerNOC, Inc.

Cash Flow Information

(Unaudited)

	Three Months Ended March 31,
	2013	2012
Cash flows provided by (used in) operating activities	$6,780	$(188)
Cash flows used in investing activities	(7,374)	(6,313)
Cash flows provided by financing activities	489	64
Effects of exchange rate changes on cash	(109)	(30)

Net change in cash and cash equivalents	$(214)	$(6,467)

EnerNOC, Inc.

RECONCILIATION OF NON-GAAP MEASURES TO NEAREST GAAP MEASURES

(In thousands, except share and per share data)

(Unaudited)

Reconciliation of Non-GAAP Net Loss and Net Loss per Share

	Three Months Ended March 31,
	2013	2012
GAAP net loss	$(30,537)	$(27,713)
ADD: Stock-based compensation (1)	4,704	3,378
ADD: Amortization expense of acquired intangible assets (1)	1,794	1,836

Non-GAAP net loss	$(24,039)	$(22,499)

GAAP net loss per basic and diluted share	$(1.12)	$(1.06)
ADD: Stock-based compensation (1)	0.17	0.13
ADD: Amortization expense of acquired intangible assets (1)	0.07	0.07

Non-GAAP net loss per basic and diluted share	$(0.88)	$(0.86)

Weighted average number of common shares outstanding
Basic and Diluted	27,366,612	26,251,322

(1)	The non-GAAP adjustments would have no impact on the provision for income taxes recorded for the three months ended March 31, 2013 or 2012, respectively

Reconciliation of Adjusted EBITDA

	Three Months Ended March 31,
	2013	2012
Net loss	$(30,537)	$(27,713)
Add back:
Depreciation and amortization	6,730	6,110
Stock-based compensation expense	4,704	3,378
Other income	(67)	(1,233)
Interest expense	313	480
Provision for income tax	350	396

Adjusted EBITDA	$(18,507)	$(18,582)

Reconciliation of Free Cash Flow

	Three Months Ended March 31,
	2013	2012
Net cash provided by (used in) operating activities	$6,780	$(188)
Subtract:
Purchases of property and equipment	(8,938)	(3,553)

Free cash flow	$(2,158)	$(3,741)